CONTRACT ASSETS	12 Months Ended
Dec. 31, 2025
CONTRACT ASSETS
CONTRACT ASSETS

7.    CONTRACT ASSETS

The breakdown of contract assets is as follows:

	2024	2025
Contract assets	2,603	2,529
Allowance for expected credit losses	(25)	(130)
Net	2,578	2,399
Current	(2,449)	(2,290)
Non-current	129	109

Management believes that the allowance for expected credit losses is adequate to cover losses on uncollectible contract assets.

Refer to Note 31 for details of related party transactions.